SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2004

                     PEGASUS SATELLITE COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-21389               51-0374669
 ----------------------------    ------------------------   -------------------
 (State or Other Jurisdiction    (Commission File Number)   (IRS Employer
       of Incorporation)                                    Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)



                  Registrant's telephone number, including area
                               code: 800-376-0022



          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     On June 2, 2004, Pegasus Satellite Television, Inc. and certain of its affiliates received notices from (i) the National Rural Telecommunications Cooperative ("NRTC") purporting to terminate the exclusive distribution agreements with NRTC, which provide the exclusive rights to distribute DIRECTV services in specified rural territories in the United States, and (ii) DIRECTV, Inc. purporting to terminate the Revised Seamless Consumer Program effective as of August 31, 2004. Pegasus Satellite Television, Inc. and its affiliates also received a related cash offer from DIRECTV, Inc. Information regarding the notices and offer is more fully set forth in the press release dated June 2, 2004 issued by Pegasus Communications Corporation ("Pegasus Communications"), the parent of Pegasus Satellite Communications, Inc. ("Pegasus Satellite Communications") which is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the notices, the agreement of termination between NRTC and DIRECTV, and the offer agreement are attached hereto as Exhibits 99.2, 99.3, 99.4, and 99.5 respectively, and are incorporated herein by reference.

     Separately, on June 2, 2004, Pegasus Communications announced that its subsidiaries Pegasus Satellite Television, Inc, Pegasus Satellite Communications, Pegasus Media & Communications, Inc. and certain of their subsidiaries filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court, District of Maine in order to prevent the attempted termination by NRTC and DIRECTV of their agreements for exclusive distribution of DIRECTV services in Pegasus Satellite Television's rural territories. The Chapter 11 filing does not include Pegasus Communications or its direct subsidiaries (other than Pegasus Satellite Communications). These filings will seek affirmation by the Bankruptcy Court of Pegasus Satellite Television, Inc.'s valuable rights as well as damages from any actions by NRTC and DIRECTV to impair those rights and for NRTC's breach of its duties to Pegasus Satellite Television, Inc., NRTC's majority owner. Pegasus Satellite Television, Inc. believes the filing will also enable it to continue to provide uninterrupted service to its 1.1 million rural subscribers during the resolution of these disputes and to continue to meet its responsibilities to its employees and business partners in the ordinary course.

     In addition to Pegasus Satellite Communications, Pegasus Satellite Television, Inc., and Pegasus Media & Communications, Inc., the following entities also filed voluntary petitions for relief under Chapter 11: Argos Support Services Company, Bride Communications, Inc., B.T. Satellite, Inc., Carr Rural TV, Inc., DBS Tele-Venture, Inc., Digital Television Services of Indiana, LLC, DTS Management, LLC, Golden Sky DBS, Inc., Golden Sky Holdings, Inc., Golden Sky Systems, Inc., Henry County MRTV, Inc., HMW, Inc., Pegasus Broadcast Associates, L.P., Pegasus Broadcast Television, Inc., Pegasus Broadcast Towers, Inc., Pegasus Satellite Television of Illinois, Inc., Portland Broadcasting, Inc., Primewatch, Inc., PST Holdings, Inc., South Plains DBS, L.P., Telecast of Florida, Inc., WDSI License Corp., WILF, Inc., WOLF License Corp., and WTLH License Corp. Information regarding the bankruptcy filings is more fully set forth in the press release dated June 2, 2004 issued by Pegasus Communications which is attached hereto as Exhibit 99.6 and incorporated herein by reference.

     Also, on June 2, 2004, DIRECTV, Inc. filed a two-count complaint against Pegasus Communications, Pegasus Satellite Communications, Golden Sky Systems, Inc., Pegasus Media & Communications, Inc., and Pegasus Satellite Television, Inc. in the United States District Court, Central District of California. The first count is for federal trademark infringement based on any use of the DIRECTV brand name after August 31, 2004, the expiration of a 90-day license agreement that DIRECTV granted to NRTC to use the DIRECTV name as part of the purported termination of the agreements described above. The second claim is for breach of contract and is based upon an alleged failure of the defendants to fulfill their "best efforts" obligations under Pegasus Satellite Television's agreements with the NRTC.


Item 7.  Financial Statements and Exhibits.


(a) - (b) Not applicable.

(c) Exhibits:

         Exhibit
Number            Description of Exhibit

99.1 Press Release issued by Pegasus Communications Corporation dated June 2, 2004 (NRTC Termination Notice) (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.2 Notice from NRTC dated June 2, 2004 terminating DIRECTV DBS Services (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.3 Notice from DIRECTV, Inc. dated June 2, 2004 terminating Seamless Consumer Program (which is incorporated herein by reference to Exhibit 99.3 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.4              Agreement of Termination between NRTC and DIRECTV, Inc.
                  (which is incorporated herein by reference to Exhibit 99.4 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.5 Pegasus Offer Agreement dated June 2, 2004 (which is incorporated herein by reference to Exhibit 99.5 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.6 Press Release issued by Pegasus Communications Corporation dated June 2, 2004 (Chapter 11 Filing) (which is incorporated herein by reference to Exhibit 99.6 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PEGASUS SATELLITE COMMUNICATIONS, INC.


                                         By  /s/  Scott A. Blank
                                           ------------------------------------
                                                  Scott A. Blank,
                                                  Senior Vice President


June 3, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press Release issued by Pegasus Communications Corporation dated June 2, 2004 (NRTC Termination Notice) (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.2 Notice from NRTC dated June 2, 2004 terminating DIRECTV DBS Services (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.3 Notice from DIRECTV, Inc. dated June 2, 2004 terminating Seamless Consumer Program (which is incorporated herein by reference to Exhibit 99.3 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.4              Agreement of Termination between NRTC and DIRECTV, Inc.
                  (which is incorporated herein by reference to Exhibit 99.4 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.6 Pegasus Offer Agreement dated June 2, 2004 (which is incorporated herein by reference to Exhibit 99.5 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).

99.6 Press Release issued by Pegasus Communications Corporation dated June 2, 2004 (Chapter 11 Filing) (which is incorporated herein by reference to Exhibit 99.6 of Pegasus Communications Corporation's Form 8-K filed June 3, 2004).